Exhibit 10.29

casella

waste systems inc

25 greens hill lane

rutland, vermont 05701

(802) 775-0325

(802) 775-6198 fax

April 23, 2013

John W. Casella

Casella Associates, Inc,

25 Greens Hill Lane

Rutland, VT 05701

Re:	Extension of Lease Agreements

Dear John,

The purpose of this letter is to request an extension of the following lease agreements in place between Casella Associates, Inc., and Casella Waste Management, Inc. (“CWM”):

Lease Agreement dated August 1, 1993, and amended on December 9, 1994, and March 13, 2008, for property located in Montpelier, Vermont

Lease Agreement dated August 1, 1993, and amended on November 20, 1997, and March 13, 2008, for property located in Rutland, Vermont

As set forth the Amendment to Lease Agreement dated March 13, 2008, Section 2 was amended to update the initial term through April 30, 2013. CWM has the option to extend the initial term for two (2) successive five (5) year periods by giving written notice not less than sixty (60) days prior to the expiration of the initial term. CWM requests that you waive notice requirement and extend the lease for next five (5) year period beginning April 30, 2013 and extending through April 30, 2018.

Your signature below constitutes approval of the waiver request and the five (5) year extension of both lease agreements.

Sincerely, Casella Waste Management, Inc.

/s/ Edmond Coletta
Edmond Coletta, Vice President

ACKNOWLEDGED, ACCEPTED AND AGREED TO BY:

/s/ John W. Casella
John W. Casella